Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition $ in Thousands	Dec. 31, 2023 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Abstract]
Net assets excluding $632 cash acquired	$ 197
Intangible assets	9,410
Deferred tax liabilities	(1,129)
Non-controlling interests	(3,644)
Goodwill	9,410
Total assets acquired, net of acquired cash	$ 14,244